                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                    /s/ William B. Harrison, Jr.
                                    ----------------------------
                                    William B. Harrison, Jr.
                                    Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                /s/  Hans W. Becherer
                                ---------------------
                                Hans W. Becherer
                                Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                    /s/  Frank A. Bennack, Jr.
                                    -------------------------
                                    Frank A. Bennack, Jr.
                                    Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                   /s/  Susan V. Berresford
                                   ------------------------
                                   Susan V. Berresford
                                   Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                /s/  M. Anthony Burns
                                ---------------------
                                M. Anthony Burns
                                Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                    /s/  H. Laurance Fuller
                                    -----------------------
                                    H. Laurance Fuller
                                    Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                /s/  Melvin R. Goodes
                                ---------------------
                                Melvin R. Goodes
                                Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.



                                    /s/  William H. Gray, III
                                    -------------------------
                                    William H. Gray, III
                                    Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                 /s/  Harold S. Hook
                                 -------------------
                                 Harold S. Hook
                                 Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                /s/  Helene L. Kaplan
                                ---------------------
                                Helene L. Kaplan
                                Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                /s/  Henry B. Schacht
                                ---------------------
                                Henry B. Schacht
                                Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                /s/  Andrew C. Sigler
                                ---------------------
                                Andrew C. Sigler
                                Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.



                                     /s/  John R. Stafford
                                     ---------------------
                                     John R. Stafford
                                     Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                    /s/  Marina v.N. Whitman
                                    ------------------------
                                    Marina v.N. Whitman
                                    Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                   /s/  Joseph L. Sclafani
                                   -----------------------
                                   Joseph L. Sclafani
                                   Executive Vice President and Controller
                                   (PRINCIPAL ACCOUNTING OFFICER)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON, JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 2000, authorizing the preparation and filing of Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of September 12, 2000, between the Corporation and J.P. Morgan & Co. Incorporated, a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement, and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of October 2000.


                                 /s/  Marc J. Shapiro
                                 --------------------
                                 Marc J. Shapiro
                                 Vice Chairman
                                 Finance, Risk Management and Administration